Prepayments and Other Receivables (Tables)	12 Months Ended
Dec. 31, 2024
Prepayments and Other Receivables [Abstract]
Schedule of Prepayments and Other Receivables
	2024	2023
	€’000	€’000
Prepayments	45	585
Trade receivables*	2,958	1,473
VAT recoverable	13	1,387
Grant receivable	-	803
Other receivables	48	671
	3,064	4,919

*	Trade receivables balance includes customer receivable amounts for QIND/Al Shola. Amounts are recorded at the invoice amount less an allowance for credit losses. The allowance is an estimate based on historical collection experience, current and future economic and market conditions, and a review of the current status of each customer’s trade accounts receivable. Management evaluates the aging of the accounts receivable balances and the financial condition of its customers and all other forward-looking information that is reasonably available to estimate the amount of accounts receivable that may not be collected in the future and before recording the appropriate provision.